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                                                                    Exhibit 99.1

                            Agreement of Joint Filing

     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13G (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement.


Date: September 10, 2001               CARLYLE OFFSHORE PARTNERS II, LTD.



                                       By:    /s/ Daniel A. D'Aniello
                                              _______________________________
                                       Name:  Daniel A. D'Aniello
                                       Title: Director


                                       TCG HOLDINGS CAYMAN, L.P.

                                       By:    Carlyle Offshore Partners II,
                                              Ltd., as its General Partner



                                       By:    /s/ Daniel A. D'Aniello
                                              _______________________________
                                       Name:  Daniel A. D'Aniello
                                       Title: Director


                                       TC GROUP CAYMAN, L.P.

                                       By:    TCG Holdings Cayman, L.P., as its
                                              General Partner
                                       By:    Carlyle Offshore Partners II,
                                              Ltd., as its General Partner



                                       By:    /s/ Daniel A. D'Aniello
                                              _______________________________
                                       Name:  Daniel A. D'Aniello
                                       Title: Director


                                       CEVP, LTD.


                                       By:    /s/ Daniel A. D'Aniello
                                              _______________________________
                                       Name:  Daniel A. D'Aniello
                                       Title: Director


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                           CEVP GENERAL PARTNER, L.P.

                           By:    CEVP, Ltd., as its General Partner



                           By:    /s/ Daniel A. D'Aniello
                                  _______________________________
                           Name:  Daniel A. D'Aniello
                           Title: Director


                           CEVP CO-INVESTMENT, L.P.

                           By:    CEVP General Partner, L.P.
                           By:    CEVP, Ltd., as its General Partner



                           By:    /s/ Daniel A. D'Aniello
                                  _______________________________
                           Name:  Daniel A. D'Aniello
                           Title: Director



                           CARLYLE EUROPE VENTURE PARTNERS, L.P.

                           By:    CEVP General Partner, L.P.
                           By:    CEVP, Ltd., as its General Partner



                           By:    /s/ Daniel A. D'Aniello
                                  _______________________________
                           Name:  Daniel A. D'Aniello
                           Title: Director



                           CEVP INVESTMENT I, L.P.

                           By:    CEVP General Partner, L.P.
                           By:    CEVP, Ltd., as its General Partner



                           By:    /s/ Daniel A. D'Aniello
                                  _______________________________
                           Name:  Daniel A. D'Aniello
                           Title: Director


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